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                                                                  Exhibit 10.30

                                           Bank of Montreal
October 12, 1995
                                           U.S. Corporate Banking
                                           115 South LaSalle Street, 12th Floor
                                           Chicago, Illinois  60603
                                           (312) 750-4300
Mr. George Oleson
ALLIED Group, Inc.
701 5th Avenue
Des Moines, IA  50391-2000

Re: Section 6.1.19 Certain Indebtedness of the Term Credit Agreement and Guaranty ("Agreement") dated March 13, 1995 by and among ALLIED Group, Inc., State Street Bank and Trust Company as trustee for The ALLIED Group Employee Stock Ownership Trust, Bank of Montreal, and Norwest Bank Iowa N.A.

Dear George:

          Bank of Montreal and Norwest Bank Iowa N.A. hereby agree to amend the above-referenced section of the Agreement to read as follows, effective as of October 12, 1995:

          "Cause the aggregate amount of the Non-Recourse Indebtedness of ALLIED Mortgage at all times to be less than $100,000,000".

Please acknowledge receipt and agreement by signing and returning to the following address:

         Bank of Montreal
         115 So. La Salle Street
         12th Floor
         Chicago, IL  60603

Very Truly Yours,


Elise Brenneman
Director

Acknowledged and Agreed:   ALLIED Group, Inc.
                           By:              /s/      Jamie H. Shaffer
                                  ---------------------------------------------
                           Title:           President (Financial)
                                  ---------------------------------------------
Acknowledged and Agreed:   Norwest Bank Iowa N.A.
                           By:              /s/      W. C. Green, Jr.
                                  ---------------------------------------------
                           Title:           Vice President
                                  ---------------------------------------------
Acknowledged and Agreed:   The ALLIED Group Employee Stock Ownership Trust

                           By State Street Bank and Trust Company, not individually (except for Sections 5.2(a) and (b)), but solely in its capacity as ESOP Trustee (as hereinabove defined)

                           By:            /s/       Kelly Driscoll
                                  ---------------------------------------------
                           Title:           Vice President
                                  ---------------------------------------------

cc:      Jim Shaffer, President (Financial), ALLIED Group, Inc.
         Paul Curran, SEC Accounting Manager, ALLIED Group, Inc.
         The ALLIED Group, Inc. ESOP Manager, State Street Bank Trust Company Denise Courcy, State Street Bank Trust Company